OPTIMUM FUND TRUST

Optimum Small-Mid Cap Value Fund
(the "Fund")

Supplement to the Fund’s Prospectuses
dated July 29, 2011

The following replaces the information in the section of the Fund's prospectuses entitled "Fund summary: Optimum Small-Mid Cap Value Fund – Who manages the Fund – Sub-advisers – Westwood Management Corp. (Westwood)”:

Westwood Management Corp. (Westwood)

Portfolio managers	Title with Westwood	Start date on the Fund
Ragen Stienke, CFA	Vice President and Portfolio Manager	December 2008
Graham Wong, CFA	Vice President and Portfolio Manager	December 2008
Grant Taber, CFA	Vice President and Portfolio Manager	December 2008
Tom Lieu, CFA	Vice President and Portfolio Manager	January 2011

The following replaces the sixth paragraph in the section of the Fund’s prospectuses entitled, "Who manages the Funds? - Optimum Small-Mid Cap Value Fund":

A team of portfolio managers is primarily responsible for the day-to-day management of Westwood’s share of the Fund’s assets. All of the portfolio team members participate in the investment decision process when determining the stock selection for the portfolio and the appropriate weight of the stocks selected. The portfolio team members are: Ragen Stienke, Graham Wong, Grant Taber and Tom Lieu. Mr. Stienke, CFA, is a Vice President and Portfolio Manager who has been with Westwood since 2004. Prior to joining Westwood, Mr Stienke was with UBS Investment Bank in the research department. Mr. Wong, CFA, is a Vice President and Portfolio Manager. He joined Westwood in 2002 and has been on the SmidCap Team since the inception of this account. Mr. Taber, CFA, is a Vice President and Portfolio Manager and joined Westwood in 2008. Prior to joining Westwood, Mr. Taber worked at Bessemer Trust Company from 2004 until 2008, where he served as Vice President, Large Cap Research Analyst. Mr. Lieu, CFA, joined the Westwood team in 2010. Prior to joining Westwood, Mr. Lieu held positions at Lazard and Bank of America, most recently he served as a Research Analyst at Persistency Capital, LLC in New York, NY. With the exception of Mr. Lieu (who has held his Fund responsibilities since January 2011) all other portfolio managers have held their Fund responsibilities since December 2008.

Please keep this supplement for future reference.

This Supplement is dated May 24, 2012.